SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)



      Marshall Islands                   000-51366                98-0453513
-------------------------------   -------------------------  -------------------
  (State or other jurisdiction     (Commission File Number)    (IRS employer
of incorporation or organization)                            identification no.)



    29 Broadway,  New York, New York                                 10006
-----------------------------------------                      -----------------
 (Address of principal executive offices)                           (Zip Code)



(Registrant's telephone number, including area code): (212) 785-2500

Item 7.01.        Regulation FD

On August 31, 2005, the Registrant issued a press release announcing the delivery of its eleventh vessel. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


September 1, 2005
                                        EAGLE BULK SHIPPING INC.


                                       By: /s/ Sophocles N. Zoullas
                                           ----------------------------
                                           Sophocles N. Zoullas
                                           Chief Executive Officer and President


25083.0001 #598468